SSgA Core Edge Equity Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SSCSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=SSCSX

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

SSgA Core Edge Equity Fund seeks to achieve long term capital appreciation over the course of an economic cycle by investing its assets (including the proceeds from securities sold short) primarily in large and medium capitalization equity securities which, in the opinion of the fund's investment adviser, have underlying valuation or business fundamentals that indicate prospects for growth, while selling short the equity securities of companies that, in the opinion of the fund's investment adviser, have deteriorating business fundamentals and/or valuations.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Distribution and Shareholder Service (12b-1) Fees	0.05%
Other Expenses:
Dividend Expense on Securities Sold Short	0.33%
Remainder of Other Expenses	2.81%*
Total Annual Fund Operating Expenses	4.44%
Less Fee Waivers and/or Expense Reimbursements	(2.51)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.93%

*  The fund's investment adviser has contractually agreed to waive up to the full amount of the management fee and to reimburse SSgA Core Edge Equity Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, and dividends and interest on securities sold short) exceed 1.60% of average daily net assets on an annual basis until December 31, 2010. Prior to December 31, 2010, these contractual waivers or reimbursements of management fee may not be terminated without the approval of the fund's Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$196	$1,140	$2,142	$4,930

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

During the most recent fiscal year, the fund's turnover rate was 208% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Core Edge Equity Fund invests at least 80% of its net assets (plus borrowings, if any) in equity securities, such as common stocks. The fund anticipates that equity securities that the fund owns may equal up to 130% of the fund's net asset value (excluding short-sale proceeds and other borrowings) at any given time, although the fund generally plans to hold up to 5% of its assets in cash or other liquid securities. A short sale is a sale of a security that the fund has borrowed with the intent to repurchase it at a lower price.

The fund's adviser employs a proprietary quantitative stock-selection model to generate a portfolio drawn from the 1,250 largest U.S. companies by market capitalization. This model is intended to reflect the risk characteristics of the S&P 500® Index, the fund's benchmark, as well as determine the specific securities and quantities the fund purchases, holds, and sells, on both the long and short side. In addition, it is intended to

SSgA Core Edge Equity Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SSCSX

predict the relative attractiveness (or in the case of short sales, unattractiveness) of securities from a specified investment universe based on the correlation of certain historical economic and financial factors (such as measures of relative valuations, the quality of company's earnings, cash flows, and investor sentiment) to past performance.

The model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the fund's investment universe in the order of their attractiveness as fund investments. The quantity of a security held both in the long portfolio and short portfolio is determined by the stock-selection model in evaluating a securities relative return and risk attractiveness. Overweight and underweight positions in certain securities, industries, and sectors relative to the benchmark are a direct result of this process. Securities held as short positions generally are those that are the least attractive as predicted by the model. The fund periodically rebalances its portfolio to reflect changes predicted by model. The adviser from time to time will reexamine the model and make adjustments to the economic and financial factors considered.

The fund may also invest U.S. government securities, real estate securities (such as securities issued by companies engaged in the business of managing or developing real estate, such as REITs), illiquid securities and futures, options and other derivative instruments. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund's investment adviser, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and it may take temporary defensive positions that are inconsistent with the fund's principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a long-only fund that holds primarily a diversified portfolio of U.S. equity securities.

•  Risks Common to Funds Investing Principally in Equity Securities.

•  Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•  Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•  The Fund's Short Strategy. If the value of a security sold short increases in value, the fund will lose money on its short position, while bearing the costs associated with establishing, maintaining and closing out the short position.

•  Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund's ability to achieve its investment objective.

•  Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•  Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•  Medium-Capitalization Securities. The fund's investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations because medium-capitalization companies typically have less seasoned management, fewer product lines, less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns, and less certain growth prospects.

•  Real Estate Securities. The fund's investments in companies that hold or manage real estate, including REITs, are subject to many of the risks associated with direct ownership of real estate, and may be affected by changes in general and local economic conditions and lack of diversification.

•  Derivatives. The fund's investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

PERFORMANCE

The following bar chart shows how the fund's performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund's performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the

SSgA Core Edge Equity Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SSCSX

fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund's past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (1999-2008)	Lowest Quarterly Results (1999-2008)	Year-to-Dated Ended
June 30, 2008: 5.65%	December 31, 2008: (18.08)%	September 30, 2009: 8.81%

Average Annual Total Returns
For the Periods Ended December 31, 2008:

SSgA Core Edge Equity Fund	1 Year*	Since Inception(1)*
Return Before Taxes	(29.68)%	(27.59)%
Return After Taxes on Distributions	(29.68)%	(27.60)%
Return After Taxes on Distributions and Sale of Fund Shares	(19.29)%	(23.43)%
S&P 500® Index	(37.00)%	(34.91)%

(1)The Fund began operating on December 17, 2007.

*The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Brian Shannahan, CFA, serves as portfolio manager of the fund. He has managed the fund since 2008.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as

SSgA Core Edge Equity Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SSCSX

your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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